                                                                      Exhibit 24


                                 POWERS OF ATTORNEY
                                 ------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of Premark International, Inc., a Delaware corporation, (the "Corporation"), hereby constitute and appoint John M. Costigan, L. John Fletcher and Gregory J. Mancuso, and each of them, true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form S-3 under the Securities Act of 1933 for the registration of debt securities of the Corporation, and any and all amendments thereto, and to file or cause to be filed the same, together with any and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and substitutes, and each of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 7th day of August, 1998.



                                     HARRY W. BOWMAN


                                     RUTH M. DAVIS


                                     LLOYD C. ELAM


                                     W. JAMES FARRELL


                                     RICHARD S. FRIEDLAND


                                     JOHN B. MCKINNON


                                     DAVID R. PARKER


                                     JANICE D. STONEY

                                 POWER OF ATTORNEY
                                 -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of Premark International, Inc., a Delaware corporation, (the "Corporation"), hereby constitutes and appoints John M. Costigan, L. John Fletcher and Gregory
J. Mancuso, and each of them, true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form S-3 under the Securities Act of 1933 for the registration of debt securities of the Corporation, and any and all amendments thereto, and to file or cause to be filed the same, together with any and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and substitutes, and each of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 7th day of August, 1998.



                                     JAMES M. RINGLER

                                 POWERS OF ATTORNEY
                                 ------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers of Premark International, Inc., a Delaware corporation, (the "Corporation"), hereby constitute and appoint John M. Costigan, L. John Fletcher and Gregory J. Mancuso, and each of them, true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form S-3 under the Securities Act of 1933 for the registration of debt securities of the Corporation, and any and all amendments thereto, and to file or cause to be filed the same, together with any and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and substitutes, and each of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 7th day of August, 1998.



                                     LAWRENCE B. SKATOFF


                                     ROBERT W. HOAGLUND